United States
SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

Current Report
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (date of earliest event reported):
October 21, 2009

Fidelity National Information Services, Inc.

(Exact name of Registrant as Specified in its Charter)

1-16427
(Commission File Number)

Georgia	37-1490331
(State or Other Jurisdiction of Incorporation or Organization)	(IRS Employer Identification Number)

601 Riverside Avenue
Jacksonville, Florida 32204

(Addresses of Principal Executive Offices)

(904) 854-5000
(Registrant’s Telephone Number, Including Area Code)

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.02. Results of Operations and Financial Condition
Item 9.01. Financial Statements and Exhibits
SIGNATURE
EXHIBIT INDEX
EX-99.1
EX-99.2

Item 2.02. Results of Operations and Financial Condition

On October 21, 2009, Fidelity National Information Services, Inc. issued an earnings release announcing its financial results for the Third Quarter of 2009. The information included in Items 2.02 and 9.01 within this Current Report are being furnished and shall not be deemed “filed” for the purposes of Section 18 of the Securities Exchange Act of 1934, as amended or otherwise subject to the liabilities of that Section. The information included in Items 2.02 and 9.01 within this Current Report shall not be incorporated by reference into any registration statement or other document pursuant to the Securities Act of 1933, as amended.

A copy of the earnings release is attached as Exhibit 99.1 and a copy of the financial results presentation is attached as Exhibit 99.2

Item 9.01. Financial Statements and Exhibits

(c) Exhibits

Exhibit	Description
99.1	Press release announcing Fidelity National Information Services, Inc. Reports Third Quarter 2009 Earnings.

99.2	Financial results presentation.

SIGNATURE
     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

Fidelity National Information Services, Inc.
Date: October 22, 2009	By:	/s/ Michael D. Hayford
Name: Michael D. Hayford
Title: Corporate Executive Vice President and Chief Financial Officer

EXHIBIT INDEX

Exhibit	Description
99.1	Press release announcing Fidelity National Information Services, Inc. Reports Third Quarter 2009 Earnings.

99.2	Financial results presentation.